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                                                                    EXHIBIT 10.1


                                    EXECUTIVE
                             STOCK OPTION AGREEMENT
             BEVERLY ENTERPRISES, INC. 1997 LONG-TERM INCENTIVE PLAN

         This Stock Option Agreement is made effective as of the 19th day of February, 1998 (the "Date of Grant") between BEVERLY ENTERPRISES, INC., a Delaware Corporation (the "Corporation"), and David R. Banks (the "Executive"), under the following terms and conditions:

                                        I
                                 GRANT OF OPTION

         The Corporation has on the Date of Grant, granted to Executive the option to purchase (the "Option"), any or all of 882,857 shares of Stock in accordance with the Beverly Enterprises, Inc. 1997 Long-Term Incentive Plan (the "Plan"). The Option is intended to qualify as a Nonqualified Stock Option and is not intended to qualify as an "incentive stock option" within the meaning of
Section 422 of the Code. Unless otherwise defined in this Stock Option Agreement, capitalized terms used herein have the meanings designated in the Plan or those designated in the Executive's Employment Contract with the Corporation dated August 22, 1997.

                                       II
                                 EXERCISE PRICE

        With respect to the Option, the Exercise Price shall be $14.25 per share of Stock, which was the Fair Market Value of the underlying Stock on the Date of Grant of the Option.

                                       III
                                     VESTING

         (a) Except as otherwise provided in the Plan, the Option shall not be exercisable until one (1) year following the Date of Grant of such Option. Thereafter, commencing one (1) year from the Date of Grant, the Option shall be exercisable with respect to shares of Stock according to the following schedule:

                                                 NUMBER OF
                DATE                           SHARES VESTING
         February 19, 1999                        132,698
         February 19, 2000                        132,698
         February 19, 2001                        132,698
         February 19, 2002                        132,697
     Executive's 65th Birthday                    352,066



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         (b) Notwithstanding paragraph (a) of this Article III, the Option shall be exercisable with respect to all shares of Stock upon the occurrence of any of the following:

             (1) Upon a change in control of the Corporation at a time when the Executive is still employed by the Corporation;

             (2) Upon the involuntary termination of the Executive's employment with the Corporation without Cause (as such term is defined the employment agreement between the Corporation and the Executive in effect at the time of such termination);

             (3) Upon the death of the Executive while employed by the Corporation;

             (4) Upon the Disability of the Executive while employed by the Corporation; or

             (5) Upon a determination by the Board of Directors or the Committee, in their sole and absolute discretion, to accelerate the vesting of all or any portion of the Option.

                                       IV
                                 TERM OF OPTION

         The Option shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Date of Grant.

                                        V
                               NONTRANSFERABILITY

         (a) Except as provided in (b) below, with respect to the Option, such Option shall not be transferable by the Executive except, after the Executive's death, to his or her spouse, child, estate, personal representative, heir or successor, by testamentary disposition or the laws of descent and distribution. More particularly (but without limiting the generality of the foregoing), such Option, except as provided in (b) below, may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any attachment or similar process upon the Option that would otherwise effect a change in the ownership of the Option, shall terminate the Option; provided, however, that in the case of the involuntary levy of any attachment or similar involuntary process upon the Option, the Executive shall have thirty (30) days after notice thereof to cure such levy or process before the Option terminates.

         (b) Notwithstanding paragraph (a) of this Article V, the Option may be transferred by the Executive (i) pursuant to a qualified domestic relations order, or (ii) on such terms and conditions



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as the Committee in its sole discretion may require, to (A) the spouse, child, step-child, grandchild or step grandchild of the Executive (each an "Immediate Family Member'), (B) a trust the beneficiaries of which do not include persons other than the Executive and Immediate Family Members, (C) a partnership (either general or limited) the partners of which do not include persons other than the Executive and Immediate Family Members (or a corporation the shareholders of which do not include persons other than the Executive and Immediate Family Members), (D) a corporation the shareholders of which do not include persons other than the Executive and Immediate Family Members, or (E) any other transferee that is approved by the Committee in its sole discretion.

         (c) This Stock Option Agreement shall be binding on and enforceable against any person who is a permitted transferee of the Option pursuant to this
Article V.

                                       VI
                               EXERCISE OF OPTION

         (a) Except as otherwise provided in the Plan and this Stock Option Agreement, the Option may be exercised during the lifetime of the Executive only by the Executive.

         (b) Except as otherwise provided in the Plan, the Option must be exercised, in accordance with its term, in writing, by the delivery of a written notice to the Corporation in the form prescribed by the Committee setting forth, with respect to each Option, the number of Shares to which the Option is to be exercised and accompanied by full payment of the Exercise Price for the Shares. Such exercise shall become effective upon receipt by the Corporation of the written notice. The Exercise Price shall be payable to the Corporation in full in cash, or its equivalent, or, to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Corporation is a party, by delivery of Shares (not subject to any security interest or pledge) valued at Fair Market Value at time of exercise, or by a combination of the foregoing, or in any other form of payment acceptable to the Committee. The Corporation reserves the right to require any Shares delivered by the Executive in full or partial payment of the Exercise Price to be limited to those Shares already owned by the Executive for at least six (6) months. In addition, at the request of the Executive and subject to applicable laws and regulations, the Corporation shall be required to cooperate in a Cashless Exercise of the Option and other forms of "cashless exercise" of the Option, including withholding Shares from the Shares to be otherwise issued that number of Shares needed to pay the Exercise Price. As soon as practicable, after the receipt of written notice and payment, the Corporation shall deliver to the Executive stock certificates in an appropriate amount based upon the number of Shares with respect to which each Option is exercised, issued in the Executive's name.



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         (c) Except as otherwise provided in the Plan and this Stock Option
Agreement, the vested portion of the Option may be exercised by the Executive at any time during the Term of the Option, whether or not the Executive is still employed by the Corporation.

                                       VII
                       TERMINATION OF EMPLOYMENT FOR CAUSE

         If the Executive's employment with the Corporation is terminated for Cause (as such term is defined in the Employment Contract between the Corporation and the Executive in effect at the time of such termination), each Option may be exercised (for not more than the number of Shares as to which the Executive might have otherwise exercised the Option on the date on which his or her employment was terminated) at any time (A) prior to the normal expiration date provided in such Option, in the event such normal expiration date is not more than three (3) months following the date of such termination, or (B) within the three-month period following the date of such termination, in the event that the Option's normal expiration date is more than three (3) months following the date of such termination of employment.

                                      VIII
                               DEATH OF EXECUTIVE

         If the Executive dies while employed by the Corporation or while the Option granted to the Executive was exercisable by him in accordance with the terms of the Plan and this Stock Option Agreement after retirement or the termination of employment, such Option may be exercised by such person or persons as shall have acquired the Executive's rights with respect to the Option by will or the laws of descent and distribution (for not more than the number of shares as to which such person might have otherwise exercised the Option, in the case of the Executive's death after his retirement or termination of employment), at any time (A) prior to the normal expiration date provided for in such Option, in the event such normal expiration date is not more than one (1) year following the date of his death, or (B) within the one-year period following the date of his death, in the event that the Option's normal expiration date is more than one (1) year following the date of his death.

                                       IX
                           CHANGE OF CAPITAL STRUCTURE

         The number and kinds of Shares subject to the Option shall be subject to adjustment as provided within the Plan.

                                        X
                               COMPLIANCE WITH LAW

         No shares of Stock are issuable upon the exercise of any Option unless legal counsel to the Corporation shall be satisfied that such issuance will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any share issuance, that certain agreements, undertakings,



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representations, certificates, and/or other information, as the Committee may deem necessary or advisable, be executed or provided to the Corporation to assure compliance with all such applicable laws or regulations. Any certificates for shares of Stock delivered under the Plan may be subject to such stop-transfer orders, restrictive legends, lock-up agreements, and such other restrictions as the Committee shall deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the stock is then listed, any applicable federal or state securities law, and any agreements with an underwriter, broker, or dealer. In addition, if, at the time of the issuance of shares of Common Stock, any law, rule, regulation, or other requirement of any governmental authority or agency shall require the Corporation to take any action in connection with any such shares to be issued, the issuance of such shares shall be deferred until such required action is taken.

                                       XI
                           CONTINUATION OF EMPLOYMENT

         This Stock Option Agreement does not confer upon the Executive any right to continue in the employ of the Corporation, nor shall it be construed as limiting, in any way, the right of the Corporation to terminate such employment at any time with or without cause or to change the compensation paid to the Executive.

                                       XII
                                   WITHHOLDING

         Except as otherwise provided in the Plan, the Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which the Corporation determines it is required to withhold in connection with any grant pursuant to the Plan. The Executive agrees that the full amount of the taxes which are required to be withheld shall be deposited with the Corporation prior to the distribution to the Executive of any stock certificates or stock sale proceeds. If not otherwise withheld from other compensation, the applicable withholding taxes shall be payable to the Corporation in full in cash, or its equivalent, or, to the extent permitted by applicable law and not in violation of any instrument or agreement to which the Corporation is a party, by delivery of Shares (not subject to any security interest or pledge) valued at Fair Market Value at time of exercise, or by combination of the foregoing, or in any other form of payment acceptable to the Committee. The Corporation reserves the right to require any Shares delivered by the Executive in full or partial payment of the withholding taxes to be limited to those Shares already owned by the Executive for at least six (6) months. In addition, at the request of the Executive and subject to applicable laws and regulations, the Corporation shall be required to cooperate in other forms of paying the applicable withholding taxes, including withholding Shares from the Shares to be otherwise issued that number of Shares needed to pay such taxes.



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                                      XIII
                                CHANGE IN CONTROL

         The provisions of the Executive's Employment Contract relating to the rights of the Executive upon the occurrence of a Change in Control shall fully apply to this Stock Option Agreement.

                                       XIV
                               GENERAL PROVISIONS

         (a) The Corporation shall at all times during the term of any Option use its best efforts to reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Stock Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of Shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith, and will, from time to time, use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto.

         (b) Neither the Executive nor any beneficiary or other person claiming under or through the Executive shall have any right, title, interest or privilege in or to any stock allocated or reserved for the purpose of the Plan or subject to this Stock Option Agreement except as to such Shares, if any, as shall have been issued to such person upon exercise of any Option or any part of it.

         (c) The Option hereby granted is subject to, and the Corporation and the Executive agree to be bound by, all of the terms and provisions of the Plan as the same may be amended from time to time in accordance with the terms thereof, but no such amendment adopted after the Date of Grant of the Option shall be effective as to any such Option without the Executive's consent insofar as it may adversely affect the Executive's rights under this Stock Option Agreement.

         (d) All terms of and any rights under this Stock Option Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to principles of conflicts of law.

         (e) This Stock Option Agreement may be amended, and any provision hereof may be waived, only by a writing signed by the party to be charged.

         (f) This Stock Option Agreement, together with the Plan and any and all schedules attached hereto, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior oral or written and contemporaneous oral discussions, agreements and understandings of any kind or nature.



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         (g) This Stock Option Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

         (h) This Stock Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

         IN WITNESS WHEREOF, the Corporation has caused this Stock Option Agreement to be duly executed by its officers thereunto duly authorized, and the Executive has hereunto set his hand as of the date first above written.



BEVERLY ENTERPRISES, INC.                       EXECUTIVE

By:___________________________________          ______________________________
         Beryl F. Anthony, Jr.                  David R. Banks
         Chairman, Compensation Committee       SSN: ###-##-####
         of the Board of Directors

By:___________________________________
         Robert W. Pommerville
         Executive Vice President,
         General Counsel and Secretary





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